UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K /A

Amendment No. 1

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2014

POCKET GAMES, INC.

(Name of Registrant as specified in its charter)

Florida	333-192939	46-3813936
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Plainview Ave.,

Far Rockaway, New York 11691

(Address of principal executive office)

(347) 318-8859

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Pocket Games, Inc. is filing this Amendment No. 1 to its Form 8-K (“Form 8-K”) filed with the  Securities & Exchange Commission on September 5, 2014, to provide information regarding communications with the New Accountants from the Company’s inception until the date the New Accountants were engaged as described in Item 304(a)(2) of Regulation S-K.  Except as set forth above, the Original Filing has not been amended, updated or otherwise modified.

SECTION 4. MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant’s Certifying Accountant.

On September 5, 2014, Pocket Games, Inc., a Florida corporation (the “Company”), engaged M&K CPAS, PLLC (“New Accountant”) to audit and review the Company’s financial statements for the fiscal year ending October 31, 2014. The New Accountant has been engaged for general audit and review services and not because of any particular transaction or accounting principle, or because of any disagreement with the Company’s former accountant, Salberg & Company, P.A. (the “Former Accountant”).

The Former Accountant was dismissed effective September 5, 2014. The Former Accountant’s reports on the Company’s financial statements during its past fiscal year did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles, except for a going concern qualification contained in its audit report for the period from October 4, 2013 (inception) to October 31, 2013. The decision to change accountants was recommended and approved by the Company’s Board of Directors. During the period from October 4, 2013 (inception) to October 31, 2013 through the date hereof, the Company did not have any disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Former Accountant’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

The New Accountant was engaged effective September 5, 2014. The New Accountant was engaged for general audit and review services and not because of any particular transaction or accounting principle, or because of any disagreement with the Former Accountant. The Company had no consultations with the New Accountant from October 4, 2013 (inception) through October 31, 2013 and during the subsequent interim period, prior to September 5, 2014, specifically as described in Item 304(a)(2) of Regulation S-K. The Company has requested that the Former Accountant furnish the Company with a letter addressed to the Commission stating whether or not the independent auditor agrees with the above statements. Once such letter is furnished by the Former Accountant, the Company will file a copy of such letter as an amendment to this Form 8-K. The former Accountant has not yet furnished the requested letter. The Company has an outstanding balance due.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

POCKET GAMES, INC.

Date: October 6, 2014	By:	/s/ David Lovatt
David Lovatt, Chief Executive Officer

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